UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2011

SYNTA PHARMACEUTICALS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33277	04-3508648
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

45 Hartwell Avenue

Lexington, MA  02421

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 274-8200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                                       Other Events.

On February 26, 2011, Synta Pharmaceuticals Corp. issued a press release announcing that encouraging preliminary results of a Phase 2 trial of ganetespib as a single agent in non-small cell lung cancer (NSCLC) were presented at the International Association for the Study of Lung Cancer (IASLC) 11th Annual Targeted Therapies for the Treatment of Lung Cancer Meeting.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On February 26, 2011, Synta Pharmaceuticals Corp. issued a press release announcing that a Phase 2b/3 clinical trial of ganetespib (STA-9090) in combination with docetaxel in non-small cell lung cancer (NSCLC) will be initiated in the second quarter of 2011.  A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01             Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit
Number	Description

99.1	Press Release, dated February 26, 2011 - Synta Announces Encouraging Preliminary Results for Ganetespib (STA-9090) in Phase 2 Non-small Cell Lung Cancer Trial.

99.2	Press Release, dated February 26, 2011 - Synta Announces Phase 2b/3 Trial for Ganetespib (STA-9090) in Advanced 2nd-line Non-small Cell Lung Cancer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTA PHARMACEUTICALS CORP.

Dated: March 1, 2011	/s/ Keith S. Ehrlich
Keith S. Ehrlich
Vice President, Finance and Administration
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated February 26, 2011 - Synta Announces Encouraging Preliminary Results for Ganetespib (STA-9090) in Phase 2 Non-small Cell Lung Cancer Trial.

99.2	Press Release, dated February 26, 2011 - Synta Announces Phase 2b/3 Trial for Ganetespib (STA-9090) in Advanced 2nd-line Non-small Cell Lung Cancer.